EXHIBIT 99




                         Monthly Servicer's Certificate
              American Express Travel Related Services Company, Inc.

              ------------------------------------------------------
                          American Express Master Trust
              ------------------------------------------------------


     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement dated as of June 30, 1992 (as Amended, the "Agreement"), as supplemented by the Series Supplements, amongst TRS, American Express Receivables Financing Corporation ("RFC"), American Express Centurion Bank ("AECB") as Transferor, and The Bank of New York, as Trustee, does hereby certify The information set forth below.

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement as applicable; provided, that the "preceding Due Period" shall mean the Due Period immediately preceding the calendar month in which this Certificate is delivered. This certificate is delivered pursuant to subsection 3.04 (c) of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.   TRS is Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on April 15, 2003 and related due period from February 27, 2003 through March 28, 2003.


A.   Information Regarding the American Express Master Trust

1.   Trust Principal Component as of the
     end of the preceding Due Period.....                  $5,945,765,420.32

2.   Aggregate Invested Amounts as of the end of the
     preceding Due Period.....                             $5,105,391,103.00

3.   Transferor Amount as of the end of the
     preceding Due Period.....                               $840,374,317.32

4.(a)Transferor Percentage as of the
     end of the second preceding Due Period                         16.7617%

4.(b)Transferor Percentage as of the end of the
     preceding Due Period.....                                      14.1340%

5.   Aggregate Excess Principal Collections for the
     preceding Due Period.....                             $4,432,712,767.58

6.   Aggregate Principal Shortfalls for the
     preceding Due Period.....                                         $0.00

                         Monthly Servicer's Certificate
             American Express Travel Related Services Company, Inc.

B. Information Regarding Performance of the American Express Master Trust Receivable Pool

1.   The aggregate Receivable balance as of

  (a)the beginning of the preceding Due Period was
     equal to.....                                         $6,323,158,798.71
  (b)the end of the preceding Due Period was
     equal to.....                                         $6,129,655,072.49

2.   The Yield Factor in effect for the preceding Due Period         3.0000%

3.   The aggregate amount of billed Receivables as of the
     beginning of the preceding Due Period was equal to    $6,202,735,187.97

4.(a)The aggregate amount of Collections on Receivables,
     exclusive of recoveries for the preceding Due Period
     was equal to.....                                     $5,476,081,356.99
  (b)The aggregate balance of Receivables
     deposited to the Collection Account
     Pursuant to Sections 2.04 (d) and 3.03
     of the Agreement for the preceding Due Period was equal to        $0.00

5.   The aggregate amount of Principal Collections
     for the preceding Due Period was equal to.....        $5,311,798,916.28

6.   The aggregate amount of Yield Collections
     for the preceding Due Period was equal to.....          $164,282,440.71

7.   Gross Losses
     [The aggregate amount of Receivables for all Accounts
     which became Defaulted Accounts during the
     preceding Due Period] was equal to.....                  $19,352,031.77

8.   The aggregate amount of Recoveries
     for the preceding Due Period was equal to.....            $5,404,089.73

9.(a)Net Losses [Gross Losses, less Recoveries]
     for the preceding Due Period was equal to.....           $13,947,942.04

  (b)The Default Amount [Net Losses, times
     (1 minus the Yield Factor)]
     for the preceding Due Period was equal to.....           $13,529,503.78

10.  Delinquent Balances
     The aggregate amount of outstanding balances in the Accounts that was delinquent as of such Accounts' cycle billing date occurring during the preceding Due Period:
                                                             Aggregate Balance
(a)  30-59 Days                                               $95,419,212.53
(b)  60-89 Days                                               $35,050,934.86
(c)  90-119 Days                                              $23,082,236.22
(d)  120 days or more                                         $93,140,608.42
     Total                                                   $246,692,992.03

                         Monthly Servicer's Certificate
             American Express Travel Related Services Company, Inc.

C. Information Regarding Performance of the American Express Master Trust Receivable Pool (Percentage Basis)

1.   The aggregate amount of Charge Volume and Fees
     for the preceding Due Period.....                     $5,301,929,662.54

2.   Computed yield as a percentage of Charge Volume and Fees
     [Yield Collections for the preceding Due Period
     divided by teh aggregate amount of Charge Volume and Fees
     for the preceding Due Period].....                              3.0985%

3.   Gross Losses as a Percentage of Charge Volume and Fees
     [Gross Losses, divided by the aggregate amount of Charge
     Volume and fees for the preceding Due Period].....              0.3650%

4.   Recovery rate [Recoveries, divided by
     the aggregate amount of Charge Volume and Fees
     for the preceding Due Period].....                              0.1019%

5.   Net Losses as a Percentage of Charge Volume and Fees
     [Net Losses, divided by the aggregate amount of Charge
     Volume and Fees for the preceding Due Period].....              0.2631%

6.   Computed Net Yield as a Percentage of Charge Volume and Fees
     [Yield Collections less Net Losses,
     divided by the aggregate amount of Charge Volume and Fees
     for the preceding Due Period].....                              2.8355%

7.   Average Monthly Payment rate for the Due Period
     [Collections on Receivables, excluding Recoveries
     for the preceding Due Period, divided by the
     aggregate amount of billed Receivables as of
     the beginning of the preceding Due Period].....                88.2849%

8.   Receivable turnover rate
     Charge Volume and Fees for the previous twelve Due Periods divided by the arithmetic average of month-end Receivable balances for the previous twelve Due Periods, including the Receivable balance at the beginning of
     such twelve month period                                        9.9246%

9.   Delinquency rates
     [The aggregate amount of outstanding balances in the Accounts that were delinquent as of such Accounts' cycle billing date occurring during the preceding Due Period, divided by the aggregate amount of outstanding balances for all Accounts as of such Accounts' cycle billing date occurring during the preceding Due Period]:

(a)  30-59 Days                                                      1.5973%
(b)  60-89 Days                                                      0.5868%
(c)  90-119 Days                                                     0.3864%
(d)  120 or more Days                                                1.5592%

                         Monthly Servicer's Certificate
             American Express Travel Related Services Company, Inc.

D.   Information Regarding the Privileged Assets Program

1.   Estimated Trust Privileged Assets Billed Amounts
     for the second preceding Due Period.....                 $16,526,272.00

2.   Privileged Assets Applied Dilution Factor for the
     second preceding Due Perid.....                               30.34611%

3.   Privileged Assets Calculated Amount for the
     preceding Due Period.....                                 $4,864,628.00

4.   Trust Principal Component as of the end of the
     preceding Due Period (reduced by the Privileged
     Assets Calculated Amount for the preceding
     Due Period).....                                      $5,940,900,792.00

5.   Minimum Trust Principal Component.....                $5,487,200,000.00

6.   Transferor Amount (reduced by the Privileged
     Assets Calculated Amount for the preceding
     Due Period) as of the end of the preceding
     Due Period.....                                         $835,509,689.00

7.   The Trust Principal Component as of the end
     of the preceding Due Period (reduced by the
     privileged Assets Calculated Amount for the
     preceding Due Period) [Item 4] was not less
     than the Minimum Trust Principal Component [Item 5].                Yes

8.   Transferor Amount (reduced by the Privileged
     Assets Calculated Amount for the preceding Due
     Period) [Item 6] as a percentage of the Trust Principal
     Component (reduced by the Privileged Assets
     Calculated Amount for the preceding Due Period) [Item 4].        14.06%

9. The Transferor Amount (reduced by the Privileged Assets Calculated Amount for the preceding Due Period) [Item 6] was not less than 3.0% of the Trust Principal Component (reduced by the Privileged Assets Calculated Amount for the preceding Due Period)
     [Item 4].....                                                       Yes

                         Monthly Servicer's Certificate
             American Express Travel Related Services Company, Inc.

10.  Estimated Trust Privileged Assets Billed Amounts
     for the second Preceding Due Period [Item 1] as a
     percentage of Trust Principal Component for the
     preceding Due Period (as reduced) [Item 4].....                 0.2780%

11.  Item 10 does not exceed 1% at the same time as
     Item 8 is not less than 17%.                                        No

12.  Average of the privileged Assets Monthly Payment
     Rates for the 6 month period ending on the last
     day of the second preceding Due Period.                       86.98111%

13.  Trust Average Monthly Payment Rate for the preceding
     Due Period.                                                    80.7569%

14.  110% of Item 13.....                                           88.8326%

15.  Item 12 is not less than Item 14                                    No

16.  Item 8 is not less than 17%                                         No


IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 9th day of April, 2003.


                                            American Express
                                            Travel Related Services
                                            Company, Inc.
                                            Servicer,

                                            By:    /s/ Robin Flanagan
                                                   -------------------------
                                            Name:  Robin Flanagan
                                            Title: Director
                                                   Global External Reporting

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-3
             ------------------------------------------------------
            Schedule - to Monthly Servicer's Certificate with respect
                        To the Series 1994-3 Certificates

A.   Information Regarding American Express Master Trust Series
     1994-3 Allocation Percentages

1.   Floating Allocation Percentage as of the end of
     the Second preceding Due Period.....                            5.1759%

2.   Fixed Allocation Percentage.....                                0.0000%

3.(a)Additional Amounts pursuant to Section 4.03(c)(ii)
     treated as Yield Collections.....                                 $0.00
  (b)Additional Amounts pursuant to Section 4.03(c)(ii)
     treated as Principal Collections.....                             $0.00

4.   The amount of Yield Collections allocable to
     Series 1994-3 [Floating Allocation
     Percentage, times Yield Collections].....                 $8,503,050.71

5. The amount of Principal Collections allocable to Series 1994-3:

  (a)During the Revolving Period [Floating Allocation
     Percentage times Principal Collections], treated
     as Excess Principal Collections.....                    $274,931,972.90
  (b)During the Accumulation Period or an Amortization
     Period [Fixed Allocation Percentage, times
     Principal Collections].....                                       $0.00

6.   The Investor Default Amount allocable to
     Series 1994-3 [Floating Allocation
     Percentage, times Default Amount].....                      $700,269.95

B. Information Regarding the Application of Funds on Deposit in the Collection Account for the Series 1994-3 Certificates, pursuant to Section 4.08 of the Series Supplement

1.   Class A Monthly Interest @ 7.8500%                        $1,962,500.00

2.   Class B Monthly Interest                                    $115,674.60

3.   Investor Monthly Servicing Fee                              $529,100.53

4.   Reimbursement of Class A Investor Charge offs                     $0.00

5.   Investor Default Amount                                     $700,269.95

6.   Unpaid Class B Interest                                           $0.00

7.   Reimbursement of Class B Investor Charge offs                     $0.00

8.   Excess Yield Collections                                  $5,195,505.63

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-3
             ------------------------------------------------------

C.   Information on the Application of Principal
     Collections to the Collection Account
     regarding Series 1994-3 Certificates

1.   Class A Monthly Principal deposited to the
     Collection Account for distribution to
     Class A Certificateholders                                        $0.00

2.   Class B Monthly Pricipal deposited to the
     Collection Account for distribution to
     Class B Certificateholders                                        $0.00

3.   Series 1994-3 Principal Shortfall                                 $0.00

4.   Excess Principal Collections allocable from other Series
     deposited to the Series 1994-3 Collection Account
     for distribution to Certificateholders                            $0.00

5.   Excess Principal Collections allocable to other
     Series                                                  $275,632,242.85

D.   Information Regarding the Series 1994-3 Class A
     Interest Funding Account

1.   Beginning Balance                                                 $0.00

2.   Deposit from Collection Account                           $1,962,500.00

3.   Withdrawal to Class A Certificateholders, if any                  $0.00

4.   Ending Balance                                            $1,962,500.00

E.   Information Regarding the Series 1994-3 Accrued and
     Unpaid Amounts

1.   The amount of any Class A Monthly Interest previously
     due but not deposited in the Class A Interest Funding
     Account on a prior Distribution Date.....                         $0.00

2.   The amount of additional interest [at the Class A
     Certificate Rate] with respect to interest amounts that
     were due but not paid on a previous Interest Payment
     Date or Special Payment Date.....                                 $0.00

3.   The amount of any Class B Monthly Interest previously
     due but not distributed to Class B Certificateholders
     on a prior Distribution Date.....                                 $0.00

4.   The amount of additional interest [at the Class B
     Certificate Rate] with respect to interest
     amounts that were due but not paid
     on a previous Distribution Date.....                              $0.00

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-3
             ------------------------------------------------------

F.   Information Regarding Series 1994-3 Certificate
     Balances, Invested Amounts, and Investor Charge Offs
     (for the preceding Due Period)

1.   Class A Certificate Balance                             $300,000,000.00

2.   Class B Certificate Balance                              $17,460,317.00

3.   Class A Invested Amount                                 $300,000,000.00

4.   Class B Invested Amount                                  $17,460,317.00

5.   Class A Investor Charge Offs for the preceding Due
     Period                                                            $0.00

6.   Class B Investor Charge Offs for the preceding Due
     Period                                                            $0.00

7.   Unreimbursed Class A Investor Charge Offs                         $0.00

8.   Unreimbursed Class B Investor Charge Offs                         $0.00

G.   Information Regarding the Current Monthly Distribution
     To Class A and Class B Certificateholders

1.   Total Class A distributions                                       $0.00

2.   Class A interest distributions                                    $0.00

3.   Class A principal distributions                                   $0.00

4.   Total Class B distributions                                 $115,674.60

5.   Class B interest distributions                              $115,674.60

6.   Class B principal distributions                                   $0.00

H.   The Series 1994-3 Factors

1. The Series 1994-3 Class A Factor for the preceding Record Date [which represents the ratio of the amount of the Class A Invested Amount as of such Record Date (adjusted after taking into account any reduction in the Class A Invested Amount that will occur on the following distribution date) to the Initial Class A Invested Amount (rounded to seven decimal
     places)                                                      1.0000000%

2. The Series 1994-3 Class B Factor for the preceding Record Date [which represents the ration of the amount of the Class B Invested Amount as of such Record Date (adjusted after taking into account any reduction in the Class B Invested Amount that will occur on the following distribution date) to the Initial Class A Invested Amount (rounded to seven decimal
     places)                                                      1.0000000%

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-3
             ------------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1994-3 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 9th day of April, 2003.


                                            American Express
                                            Travel Related Services
                                            Company, Inc.
                                            Servicer,

                                            By:    /s/ Robin Flanagan
                                                   -------------------------
                                            Name:  Robin Flanagan
                                            Title: Director
                                                   Global External Reporting

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1996-1
             ------------------------------------------------------
            Schedule - to Monthly Servicer's Certificate with respect
                        To the Series 1996-1 Certificates

A.   Information Regarding American Express Master Trust Series
     1996-1 Allocation Percentages

1.   Floating Allocation Percentage as of the end of
     the Second preceding Due Period.....                           16.7446%

2.   Fixed Allocation Percentage.....                                0.0000%

3.(a)Additional Amounts pursuant to Section 4.03(c)(ii)
     treated as Yield Collections.....                                 $0.00
  (b)Additional Amounts pursuant to Section 4.03(c)(ii)
     treated as Principal Collections.....                             $0.00

4.   The amount of Yield Collections allocable to
     Series 1996-1 [Floating Allocation
     Percentage, times Yield Collections].....                $27,508,518.14

5. The amount of Principal Collections allocable to Series 1996-1:

  (a)During the Revolving Period [Floating Allocation
     Percentage times Principal Collections], treated
     as Excess Principal Collections.....                    $889,442,086.58
  (b)During the Accumulation Period or an Amortization
     Period [Fixed Allocation Percentage, times
     Principal Collections].....                                       $0.00

6.   The Investor Default Amount allocable to
     Series 1996-1 [Floating Allocation
     Percentage, times Default Amount].....                    $2,265,467.93

B. Information Regarding the Application of Funds on Deposit in the Collection Account for the Series 1996-1 Certificates, pursuant to Section 4.08 of the Series Supplement

1.   Class A Monthly Interest @ 1.4300%                        $1,094,347.22

2.   Class B Monthly Interest                                    $468,581.08

3.   Investor Monthly Servicing Fee                            $1,711,711.71

4.   Reimbursement of Class A Investor Charge offs                     $0.00

5.   Investor Default Amount                                   $2,265,467.93

6.   Unpaid Class B Interest                                           $0.00

7.   Reimbursement of Class B Investor Charge offs                     $0.00

8.   Excess Yield Collections                                 $21,968,410.20

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1996-1
             ------------------------------------------------------

C.   Information on the Application of Principal
     Collections to the Collection Account
     regarding Series 1996-1 Certificates

1.   Class A Monthly Principal deposited to the
     Collection Account for distribution to
     Class A Certificateholders                                        $0.00

2.   Class B Monthly Pricipal deposited to the
     Collection Account for distribution to
     Class B Certificateholders                                        $0.00

3.   Series 1996-1 Principal Shortfall                                 $0.00

4.   Excess Principal Collections allocable from other Series
     deposited to the Series 1996-1 Collection Account
     for distribution to Certificateholders                            $0.00

5.   Excess Principal Collections allocable to other
     Series                                                  $891,707,554.50

D.   Information Regarding the Series 1996-1 Class A
     Interest Funding Account

1.   Beginning Balance                                                 $0.00

2.   Deposit from Collection Account                           $1,094,347.22

3.   Withdrawal to Class A Certificateholders, if any          $1,094,347.22

4.   Ending Balance                                                    $0.00

E.   Information Regarding the Series 1996-1 Accrued and
     Unpaid Amounts

1.   The amount of any Class A Monthly Interest previously
     due but not deposited in the Class A Interest Funding
     Account on a prior Distribution Date.....                         $0.00

2.   The amount of additional interest [at the Class A
     Certificate Rate] with respect to interest amounts that
     were due but not paid on a previous Interest Payment
     Date or Special Payment Date.....                                 $0.00

3.   The amount of any Class B Monthly Interest previously
     due but not distributed to Class B Certificateholders
     on a prior Distribution Date.....                                 $0.00

4.   The amount of additional interest [at the Class B
     Certificate Rate] with respect to interest
     amounts that were due but not paid
     on a previous Distribution Date.....                              $0.00

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1996-1
             ------------------------------------------------------

F.   Information Regarding Series 1996-1 Certificate
     Balances, Invested Amounts, and Investor Charge Offs
     (for the preceding Due Period)

1.   Class A Certificate Balance                             $950,000,000.00

2.   Class B Certificate Balance                              $77,027,027.00

3.   Class A Invested Amount                                 $950,000,000.00

4.   Class B Invested Amount                                  $77,027,027.00

5.   Class A Investor Charge Offs for the preceding Due
     Period                                                            $0.00

6.   Class B Investor Charge Offs for the preceding Due
     Period                                                            $0.00

7.   Unreimbursed Class A Investor Charge Offs                         $0.00

8.   Unreimbursed Class B Investor Charge Offs                         $0.00

G.   Information Regarding the Current Monthly Distribution
     To Class A and Class B Certificateholders

1.   Total Class A distributions                               $1,094,347.22

2.   Class A interest distributions                            $1,094,347.22

3.   Class A principal distributions                                   $0.00

4.   Total Class B distributions                                 $468,581.08

5.   Class B interest distributions                              $468,581.08

6.   Class B principal distributions                                   $0.00

H.   The Series 1996-1 Factors

1. The Series 1996-1 Class A Factor for the preceding Record Date [which represents the ratio of the amount of the Class A Invested Amount as of such Record Date (adjusted after taking into account any reduction in the Class A Invested Amount that will occur on the following distribution date) to the Initial Class A Invested Amount (rounded to seven decimal
     places)                                                      1.0000000%

2. The Series 1996-1 Class B Factor for the preceding Record Date [which represents the ration of the amount of the Class B Invested Amount as of such Record Date (adjusted after taking into account any reduction in the Class B Invested Amount that will occur on the following distribution date) to the Initial Class A Invested Amount (rounded to seven decimal
     places)                                                      1.0000000%

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1996-1
             ------------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1996-1 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 9th day of April, 2003.


                                            American Express
                                            Travel Related Services
                                            Company, Inc.
                                            Servicer,

                                            By:   /s/ Robin Flanagan
                                                  --------------------------
                                            Name:  Robin Flanagan
                                            Title: Director
                                                   Global External Reporting

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1998-1
             ------------------------------------------------------
            Schedule - to Monthly Servicer's Certificate with respect
                        To the Series 1998-1 Certificates

A.   Information Regarding American Express Master Trust Series
     1998-1 Allocation Percentages

1.   Floating Allocation Percentage as of the end of
     the Second preceding Due Period.....                           17.2529%

2.   Fixed Allocation Percentage.....                                0.0000%

3.(a)Additional Amounts pursuant to Section 4.03(c)(ii)
     treated as Yield Collections.....                                 $0.00
  (b)Additional Amounts pursuant to Section 4.03(c)(ii)
     treated as Principal Collections.....                             $0.00

4.   The amount of Yield Collections allocable to
     Series 1998-1 [Floating Allocation
     Percentage, times Yield Collections].....                $28,343,502.40

5. The amount of Principal Collections allocable to Series 1998-1:

  (a)During the Revolving Period [Floating Allocation
     Percentage times Principal Collections], treated
     as Excess Principal Collections.....                    $916,439,910.83
  (b)During the Accumulation Period or an Amortization
     Period [Fixed Allocation Percentage, times
     Principal Collections].....                                       $0.00

6.   The Investor Default Amount allocable to
     Series 1998-1 [Floating Allocation
     Percentage, times Default Amount].....                    $2,334,233.17

B. Information Regarding the Application of Funds on Deposit in the Collection Account for the Series 1998-1 Certificates, pursuant to Section 4.08 of the Series Supplement

1.   Class A Monthly Interest @ 5.9000%                        $4,916,666.67

2.   Class B Monthly Interest                                    $293,430.33

3.   Investor Monthly Servicing Fee                            $1,763,668.43

4.   Reimbursement of Class A Investor Charge offs                     $0.00

5.   Investor Default Amount                                   $2,334,233.17

6.   Unpaid Class B Interest                                           $0.00

7.   Reimbursement of Class B Investor Charge offs                     $0.00

8.   Funding of Reserve Account                                $5,000,000.00

9.   Excess Yield Collections                                 $14,035,503.79

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1998-1
             ------------------------------------------------------

C.   Information on the Application of Principal
     Collections to the Collection Account
     regarding Series 1998-1 Certificates

1.   Class A Monthly Principal deposited to the
     Collection Account for distribution to
     Class A Certificateholders                                        $0.00

2.   Class B Monthly Pricipal deposited to the
     Collection Account for distribution to
     Class B Certificateholders                                        $0.00

3.   Series 1998-1 Principal Shortfall                                 $0.00

4.   Excess Principal Collections allocable from other Series
     deposited to the Series 1998-1 Collection Account
     for distribution to Certificateholders                            $0.00

5.   Excess Principal Collections allocable to other
     Series                                                  $918,774,144.00

D.   Information Regarding the Series 1998-1 Class A
     Interest Funding Account

1.   Beginning Balance                                                 $0.00

2.   Deposit from Collection Account                           $4,916,666.67

3.   Withdrawal to Class A Certificateholders, if any          $4,916,666.67

4.   Ending Balance                                                    $0.00

E.   Information Regarding the Series 1998-1 Accrued and
     Unpaid Amounts

1.   The amount of any Class A Monthly Interest previously
     due but not deposited in the Class A Interest Funding
     Account on a prior Distribution Date.....                         $0.00

2.   The amount of additional interest [at the Class A
     Certificate Rate] with respect to interest amounts that
     were due but not paid on a previous Interest Payment
     Date or Special Payment Date.....                                 $0.00

3.   The amount of any Class B Monthly Interest previously
     due but not distributed to Class B Certificateholders
     on a prior Distribution Date.....                                 $0.00

4.   The amount of additional interest [at the Class B
     Certificate Rate] with respect to interest
     amounts that were due but not paid
     on a previous Distribution Date.....                              $0.00

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1998-1
             ------------------------------------------------------

F.   Information Regarding Series 1998-1 Certificate
     Balances, Invested Amounts, and Investor Charge Offs
     (for the preceding Due Period)

1.   Class A Certificate Balance                           $1,000,000,000.00

2.   Class B Certificate Balance                              $58,201,058.00

3.   Class A Invested Amount                               $1,000,000,000.00

4.   Class B Invested Amount                                  $58,201,058.00

5.   Class A Investor Charge Offs for the preceding Due
     Period                                                            $0.00

6.   Class B Investor Charge Offs for the preceding Due
     Period                                                            $0.00

7.   Unreimbursed Class A Investor Charge Offs                         $0.00

8.   Unreimbursed Class B Investor Charge Offs                         $0.00

G.   Information Regarding the Current Monthly Distribution
     To Class A and Class B Certificateholders

1.   Total Class A distributions                               $4,916,666.67

2.   Class A interest distributions                            $4,916,666.67

3.   Class A principal distributions                                   $0.00

4.   Total Class B distributions                                 $293,430.33

5.   Class B interest distributions                              $293,430.33

6.   Class B principal distributions                                   $0.00

H.   The Series 1998-1 Factors

1. The Series 1998-1 Class A Factor for the preceding Record Date [which represents the ratio of the amount of the Class A Invested Amount as of such Record Date (adjusted after taking into account any reduction in the Class A Invested Amount that will occur on the following distribution date) to the Initial Class A Invested Amount (rounded to seven decimal
     places)                                                      1.0000000%

2. The Series 1998-1 Class B Factor for the preceding Record Date [which represents the ration of the amount of the Class B Invested Amount as of such Record Date (adjusted after taking into account any reduction in the Class B Invested Amount that will occur on the following distribution date) to the Initial Class A Invested Amount (rounded to seven decimal
     places)                                                      1.0000000%

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1998-1
             ------------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1998-1 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 9th day of April, 2003.


                                            American Express
                                            Travel Related Services
                                            Company, Inc.
                                            Servicer,

                                            By:    /s/ Robin Flanagan
                                                   -------------------------
                                            Name:  Robin Flanagan
                                            Title: Director
                                                   Global External Reporting

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2001-1
             ------------------------------------------------------
            Schedule - to Monthly Servicer's Certificate with respect
                        To the Series 2001-1 Certificates

A.   Information Regarding American Express Master Trust Series
     2001-1 Allocation Percentages

1.   Floating Allocation Percentage as of the end of
     the Second preceding Due Period.....                           13.2195%

2.   Fixed Allocation Percentage.....                                0.0000%

3.(a)Additional Amounts pursuant to Section 4.03(c)(ii)
     treated as Yield Collections.....                                 $0.00
  (b)Additional Amounts pursuant to Section 4.03(c)(ii)
     treated as Principal Collections.....                             $0.00

4.   The amount of Yield Collections allocable to
     Series 2001-1 [Floating Allocation
     Percentage, times Yield Collections].....                $21,717,251.14

5. The amount of Principal Collections allocable to Series 2001-1:

  (a)During the Revolving Period [Floating Allocation
     Percentage times Principal Collections], treated
     as Excess Principal Collections.....                    $702,191,120.30
  (b)During the Accumulation Period or an Amortization
     Period [Fixed Allocation Percentage, times
     Principal Collections].....                                       $0.00

6.   The Investor Default Amount allocable to
     Series 2001-1 [Floating Allocation
     Percentage, times Default Amount].....                    $1,788,527.31

B. Information Regarding the Application of Funds on Deposit in the Collection Account for the Series 2001-1 Certificates, pursuant to Section 4.08 of the Series Supplement

1.   Class A Monthly Interest @ 1.3700%                          $827,708.33

2.   Class B Monthly Interest                                     $83,277.03

3.   Investor Monthly Servicing Fee                            $1,351,351.35

4.   Reimbursement of Class A Investor Charge offs                     $0.00

5.   Investor Default Amount                                   $1,788,527.31

6.   Unpaid Class B Interest                                           $0.00

7.   Reimbursement of Class B Investor Charge offs                     $0.00

8.   Funding of Reserve Account                                        $0.00

9.   Excess Yield Collections                                 $17,666,387.13

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2001-1
             ------------------------------------------------------

C.   Information on the Application of Principal
     Collections to the Collection Account
     regarding Series 2001-1 Certificates

1.   Class A Monthly Principal deposited to the
     Collection Account for distribution to
     Class A Certificateholders                                        $0.00

2.   Class B Monthly Pricipal deposited to the
     Collection Account for distribution to
     Class B Certificateholders                                        $0.00

3.   Series 2001-1 Principal Shortfall                                 $0.00

4.   Excess Principal Collections allocable from other Series
     deposited to the Series 2001-1 Collection Account
     for distribution to Certificateholders                            $0.00

5.   Excess Principal Collections allocable to other
     Series                                                  $703,979,647.61

D.   Information Regarding the Series 2001-1 Class A
     Interest Funding Account

1.   Beginning Balance                                                 $0.00

2.   Deposit from Collection Account                             $827,708.33

3.   Withdrawal to Class A Certificateholders, if any            $827,708.33

4.   Ending Balance                                                    $0.00

E.   Information Regarding the Series 2001-1 Accrued and
     Unpaid Amounts

1.   The amount of any Class A Monthly Interest previously
     due but not deposited in the Class A Interest Funding
     Account on a prior Distribution Date.....                         $0.00

2.   The amount of additional interest [at the Class A
     Certificate Rate] with respect to interest amounts that
     were due but not paid on a previous Interest Payment
     Date or Special Payment Date.....                                 $0.00

3.   The amount of any Class B Monthly Interest previously
     due but not distributed to Class B Certificateholders
     on a prior Distribution Date.....                                 $0.00

4.   The amount of additional interest [at the Class B
     Certificate Rate] with respect to interest
     amounts that were due but not paid
     on a previous Distribution Date.....                              $0.00

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2001-1
             ------------------------------------------------------

F.   Information Regarding Series 2001-1 Certificate
     Balances, Invested Amounts, and Investor Charge Offs
     (for the preceding Due Period)

1.   Class A Certificate Balance                             $750,000,000.00

2.   Class B Certificate Balance                              $60,810,810.00

3.   Class A Invested Amount                                 $750,000,000.00

4.   Class B Invested Amount                                  $60,810,810.00

5.   Class A Investor Charge Offs for the preceding Due
     Period                                                            $0.00

6.   Class B Investor Charge Offs for the preceding Due
     Period                                                            $0.00

7.   Unreimbursed Class A Investor Charge Offs                         $0.00

8.   Unreimbursed Class B Investor Charge Offs                         $0.00

G.   Information Regarding the Current Monthly Distribution
     To Class A and Class B Certificateholders

1.   Total Class A distributions                                 $827,708.33

2.   Class A interest distributions                              $827,708.33

3.   Class A principal distributions                                   $0.00

4.   Total Class B distributions                                  $83,277.03

5.   Class B interest distributions                               $83,277.03

6.   Class B principal distributions                                   $0.00

H.   The Series 2001-1 Factors

1. The Series 2001-1 Class A Factor for the preceding Record Date [which represents the ratio of the amount of the Class A Invested Amount as of such Record Date (adjusted after taking into account any reduction in the Class A Invested Amount that will occur on the following distribution date) to the Initial Class A Invested Amount (rounded to seven decimal
     places)                                                      1.0000000%

2. The Series 2001-1 Class B Factor for the preceding Record Date [which represents the ration of the amount of the Class B Invested Amount as of such Record Date (adjusted after taking into account any reduction in the Class B Invested Amount that will occur on the following distribution date) to the Initial Class A Invested Amount (rounded to seven decimal
     places)                                                      1.0000000%

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2001-1
             ------------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 2001-1 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 9th day of April, 2003.


                                            American Express
                                            Travel Related Services
                                            Company, Inc.
                                            Servicer,

                                            By:    /s/ Robin Flanagan
                                                   -------------------------
                                            Name:  Robin Flanagan
                                            Title: Director
                                                   Global External Reporting

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2002-1
             ------------------------------------------------------
            Schedule - to Monthly Servicer's Certificate with respect
                        To the Series 2002-1 Certificates

A.   Information Regarding American Express Master Trust Series
     2002-1 Allocation Percentages

1.   Floating Allocation Percentage as of the end of
     the Second preceding Due Period.....                           13.2195%

2.   Fixed Allocation Percentage.....                                0.0000%

3.(a)Additional Amounts pursuant to Section 4.03(c)(ii)
     treated as Yield Collections.....                                 $0.00
  (b)Additional Amounts pursuant to Section 4.03(c)(ii)
     treated as Principal Collections.....                             $0.00

4.   The amount of Yield Collections allocable to
     Series 2002-1 [Floating Allocation
     Percentage, times Yield Collections].....                $21,717,251.14

5. The amount of Principal Collections allocable to Series 2002-1:

  (a)During the Revolving Period [Floating Allocation
     Percentage times Principal Collections], treated
     as Excess Principal Collections.....                    $702,191,120.30
  (b)During the Accumulation Period or an Amortization
     Period [Fixed Allocation Percentage, times
     Principal Collections].....                                       $0.00

6.   The Investor Default Amount allocable to
     Series 2002-1 [Floating Allocation
     Percentage, times Default Amount].....                    $1,788,527.31

B. Information Regarding the Application of Funds on Deposit in the Collection Account for the Series 2002-1 Certificates, pursuant to Section 4.08 of the Series Supplement

1.   Class A Monthly Interest @ 1.3500%                          $815,625.00

2.   Class B Monthly Interest                                     $83,277.03

3.   Investor Monthly Servicing Fee                            $1,351,351.35

4.   Reimbursement of Class A Investor Charge offs                     $0.00

5.   Investor Default Amount                                   $1,788,527.31

6.   Unpaid Class B Interest                                           $0.00

7.   Reimbursement of Class B Investor Charge offs                     $0.00

8.   Funding of Reserve Account                                        $0.00

9.   Excess Yield Collections                                 $17,678,470.46

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2002-1
             ------------------------------------------------------

C.   Information on the Application of Principal
     Collections to the Collection Account
     regarding Series 2002-1 Certificates

1.   Class A Monthly Principal deposited to the
     Collection Account for distribution to
     Class A Certificateholders                                        $0.00

2.   Class B Monthly Pricipal deposited to the
     Collection Account for distribution to
     Class B Certificateholders                                        $0.00

3.   Series 2002-1 Principal Shortfall                                 $0.00

4.   Excess Principal Collections allocable from other Series
     deposited to the Series 2002-1 Collection Account
     for distribution to Certificateholders                            $0.00

5.   Excess Principal Collections allocable to other
     Series                                                  $703,979,647.61

D.   Information Regarding the Series 2002-1 Class A
     Interest Funding Account

1.   Beginning Balance                                                 $0.00

2.   Deposit from Collection Account                             $815,625.00

3.   Withdrawal to Class A Certificateholders, if any            $815,625.00

4.   Ending Balance                                                    $0.00

E.   Information Regarding the Series 2002-1 Accrued and
     Unpaid Amounts

1.   The amount of any Class A Monthly Interest previously
     due but not deposited in the Class A Interest Funding
     Account on a prior Distribution Date.....                         $0.00

2.   The amount of additional interest [at the Class A
     Certificate Rate] with respect to interest amounts that
     were due but not paid on a previous Interest Payment
     Date or Special Payment Date.....                                 $0.00

3.   The amount of any Class B Monthly Interest previously
     due but not distributed to Class B Certificateholders
     on a prior Distribution Date.....                                 $0.00

4.   The amount of additional interest [at the Class B
     Certificate Rate] with respect to interest
     amounts that were due but not paid
     on a previous Distribution Date.....                              $0.00

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2002-1
             ------------------------------------------------------

F.   Information Regarding Series 2002-1 Certificate
     Balances, Invested Amounts, and Investor Charge Offs
     (for the preceding Due Period)

1.   Class A Certificate Balance                             $750,000,000.00

2.   Class B Certificate Balance                              $60,810,810.00

3.   Class A Invested Amount                                 $750,000,000.00

4.   Class B Invested Amount                                  $60,810,810.00

5.   Class A Investor Charge Offs for the preceding Due
     Period                                                            $0.00

6.   Class B Investor Charge Offs for the preceding Due
     Period                                                            $0.00

7.   Unreimbursed Class A Investor Charge Offs                         $0.00

8.   Unreimbursed Class B Investor Charge Offs                         $0.00

G.   Information Regarding the Current Monthly Distribution
     To Class A and Class B Certificateholders

1.   Total Class A distributions                                 $815,625.00

2.   Class A interest distributions                              $815,625.00

3.   Class A principal distributions                                   $0.00

4.   Total Class B distributions                                  $83,277.03

5.   Class B interest distributions                               $83,277.03

6.   Class B principal distributions                                   $0.00

H.   The Series 2002-1 Factors

1. The Series 2002-1 Class A Factor for the preceding Record Date [which represents the ratio of the amount of the Class A Invested Amount as of such Record Date (adjusted after taking into account any reduction in the Class A Invested Amount that will occur on the following distribution date) to the Initial Class A Invested Amount (rounded to seven decimal
     places)                                                      1.0000000%

2. The Series 2002-1 Class B Factor for the preceding Record Date [which represents the ration of the amount of the Class B Invested Amount as of such Record Date (adjusted after taking into account any reduction in the Class B Invested Amount that will occur on the following distribution date) to the Initial Class A Invested Amount (rounded to seven decimal
     places)                                                      1.0000000%

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2002-1
             ------------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 2002-1 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 9th day of April, 2003.


                                            American Express
                                            Travel Related Services
                                            Company, Inc.
                                            Servicer,

                                            By:    /s/ Robin Flanagan
                                                   -------------------------
                                            Name:  Robin Flanagan
                                            Title: Director
                                                   Global External Reporting

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2002-2
             ------------------------------------------------------
            Schedule - to Monthly Servicer's Certificate with respect
                        To the Series 2002-2 Certificates

A.   Information Regarding American Express Master Trust Series
     2002-2 Allocation Percentages

1.   Floating Allocation Percentage as of the end of
     the Second preceding Due Period.....                           17.6259%

2.   Fixed Allocation Percentage.....                                0.0000%

3.(a)Additional Amounts pursuant to Section 4.03(c)(ii)
     treated as Yield Collections.....                                 $0.00
  (b)Additional Amounts pursuant to Section 4.03(c)(ii)
     treated as Principal Collections.....                             $0.00

4.   The amount of Yield Collections allocable to
     Series 2002-2 [Floating Allocation
     Percentage, times Yield Collections].....                $28,956,334.88

5. The amount of Principal Collections allocable to Series 2002-2:

  (a)During the Revolving Period [Floating Allocation
     Percentage times Principal Collections], treated
     as Excess Principal Collections.....                    $936,254,827.93
  (b)During the Accumulation Period or an Amortization
     Period [Fixed Allocation Percentage, times
     Principal Collections].....                                       $0.00

6.   The Investor Default Amount allocable to
     Series 2002-2 [Floating Allocation
     Percentage, times Default Amount].....                    $2,384,703.08

B. Information Regarding the Application of Funds on Deposit in the Collection Account for the Series 2002-2 Certificates, pursuant to Section 4.08 of the Series Supplement

1.   Class A Monthly Interest @ 1.3300%                        $1,071,388.89

2.   Class B Monthly Interest                                    $112,995.50

3.   Investor Monthly Servicing Fee                            $1,801,801.80

4.   Reimbursement of Class A Investor Charge offs                     $0.00

5.   Investor Default Amount                                   $2,384,703.08

6.   Unpaid Class B Interest                                           $0.00

7.   Reimbursement of Class B Investor Charge offs                     $0.00

8.   Funding of Reserve Account                                        $0.00

9.   Excess Yield Collections                                 $23,585,445.62

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2002-2
             ------------------------------------------------------

C.   Information on the Application of Principal
     Collections to the Collection Account
     regarding Series 2002-2 Certificates

1.   Class A Monthly Principal deposited to the
     Collection Account for distribution to
     Class A Certificateholders                                        $0.00

2.   Class B Monthly Pricipal deposited to the
     Collection Account for distribution to
     Class B Certificateholders                                        $0.00

3.   Series 2002-2 Principal Shortfall                                 $0.00

4.   Excess Principal Collections allocable from other Series
     deposited to the Series 2002-2 Collection Account
     for distribution to Certificateholders                            $0.00

5.   Excess Principal Collections allocable to other
     Series                                                  $938,639,531.01

D.   Information Regarding the Series 2002-2 Class A
     Interest Funding Account

1.   Beginning Balance                                                 $0.00

2.   Deposit from Collection Account                           $1,071,388.89

3.   Withdrawal to Class A Certificateholders, if any          $1,071,388.89

4.   Ending Balance                                                    $0.00

E.   Information Regarding the Series 2002-2 Accrued and
     Unpaid Amounts

1.   The amount of any Class A Monthly Interest previously
     due but not deposited in the Class A Interest Funding
     Account on a prior Distribution Date.....                         $0.00

2.   The amount of additional interest [at the Class A
     Certificate Rate] with respect to interest amounts that
     were due but not paid on a previous Interest Payment
     Date or Special Payment Date.....                                 $0.00

3.   The amount of any Class B Monthly Interest previously
     due but not distributed to Class B Certificateholders
     on a prior Distribution Date.....                                 $0.00

4.   The amount of additional interest [at the Class B
     Certificate Rate] with respect to interest
     amounts that were due but not paid
     on a previous Distribution Date.....                              $0.00

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2002-2
             ------------------------------------------------------

F.   Information Regarding Series 2002-2 Certificate
     Balances, Invested Amounts, and Investor Charge Offs
     (for the preceding Due Period)

1.   Class A Certificate Balance                           $1,000,000,000.00

2.   Class B Certificate Balance                              $81,081,081.00

3.   Class A Invested Amount                               $1,000,000,000.00

4.   Class B Invested Amount                                  $81,081,081.00

5.   Class A Investor Charge Offs for the preceding Due
     Period                                                            $0.00

6.   Class B Investor Charge Offs for the preceding Due
     Period                                                            $0.00

7.   Unreimbursed Class A Investor Charge Offs                         $0.00

8.   Unreimbursed Class B Investor Charge Offs                         $0.00

G.   Information Regarding the Current Monthly Distribution
     To Class A and Class B Certificateholders

1.   Total Class A distributions                               $1,071,388.89

2.   Class A interest distributions                            $1,071,388.89

3.   Class A principal distributions                                   $0.00

4.   Total Class B distributions                                 $112,995.50

5.   Class B interest distributions                              $112,995.50

6.   Class B principal distributions                                   $0.00

H.   The Series 2002-2 Factors

1. The Series 2002-2 Class A Factor for the preceding Record Date [which represents the ratio of the amount of the Class A Invested Amount as of such Record Date (adjusted after taking into account any reduction in the Class A Invested Amount that will occur on the following distribution date) to the Initial Class A Invested Amount (rounded to seven decimal
     places)                                                      1.0000000%

2. The Series 2002-2 Class B Factor for the preceding Record Date [which represents the ration of the amount of the Class B Invested Amount as of such Record Date (adjusted after taking into account any reduction in the Class B Invested Amount that will occur on the following distribution date) to the Initial Class A Invested Amount (rounded to seven decimal
     places)                                                      1.0000000%

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2002-2
             ------------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 2002-2 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 9th day of April, 2003.


                                            American Express
                                            Travel Related Services
                                            Company, Inc.
                                            Servicer,

                                            By:    /s/ Robin Flanagan
                                                   -------------------------
                                            Name:  Robin Flanagan
                                            Title: Director
                                                   Global External Reporting